         NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED
                      UNDER THE LAWS OF THE STATE OF NEVADA

                      INCORPORATED IN THE STATE OF NEVADA

   NUMBER                     AMERICAN GROUP, INC.                   SHARES
    1461                 50,000,000 AUTHORIZED SHARES
                          PAR VALUE: $0.001 PER SHARE


                                                               CUSIP # 026388386


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

                              AMERICAN GROUP, INC.
  transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the corporation and the fascimile signatures of its duly authorized officers.


Countersigned & Registered:
SILVERADO STOCK TRANSFER, INC.
8170 S. Eastern, #4-236
Las Vegas, NV 89123
(702) 263-0920

By___________________________


Dated:


/s/ John Stewart                                     /s/ Eric W. Deckinger
-----------------------------                        --------------------------
        TREASURER                                         PRESIDENT

                              AMERICAN GROUP, INC.
                                    CORPORATE
                                     NEVADA
                                 CORPORATE SEAL

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NOTICE:
Signature must be Medallion Guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants in entireties
JT - as joint tenants with rights of survivorship
UGMA (State) - Uniform Gift to Minors Act
JT TEN - as joint tenants with rights of survivorship

       Additional abbreviations may be used though not in the above list

    For Value Received, _____________ hereby sell, assign and transfer unto

------------------------------------------      -------------------------------
 Please Insert Social Security Number or          Daytime Telephone (Optional)
   other identifying number of assignee
------------------------------------------      -------------------------------

_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

______________________________________________________________________Share of
the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint:

___________________________________________________________________Attorney to
transfer the said stock on the book of the within named Corporation with full power of substitution in the premises.

Dated:______________________________


               _________________________________________________________________
               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.


             Transfer Fee: $18.00 Per Certificate Issued in Advance
                              Submit Transfers to:
                         Silverado Stock Transfer, Inc.
                            8170 S. Eastern, #4-236
                              Las Vegas, NV 89123
                                 (702) 263-0920